Exhibit 10.1
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
SITEL OPERATING CORPORATION
MASTER SERVICE AGREEMENT
This Master Service Agreement (“Agreement”) is made as of this 27th day of September, 2007 (the “Effective Date”), between RCN Telecom Services, Inc. (“CLIENT”) and Sitel Operating Corporation (“Sitel”).
Sitel is in the business, among other things, of providing call centers services on an outsource basis CLIENT has previously retained Sitel to receive and process calls from CLIENT’s cable television, internet and telephone services customers seeking technical support and other customer services, and as of December 6, 2006, Sitel employed approximately [***] Agents performing such services for CLIENT’s benefit from its [***] facility.
CLIENT and Sitel on December 6, 2006 entered into a Letter of Commitment (the “LOC”) pursuant to which Sitel began to hire personnel and otherwise expand by May 2007 its capacity to provide services from its [***] facility. On April 3, 2007, the parties executed a revised Letter of Commitment (the “Revised LOC”) increasing the number of Agents planned for [***] to [***] technical support Agents and [***] billing support Agents, and adding [***] customer care Agents to Sitel’s [***] facility. Both the LOC and Revised LOC contemplate that the parties will enter into a Master Services Agreement superseding and replacing the parties’ prior agreements and arrangements.
1. Sitel Responsibilities; CLIENT Responsibilities
a. Sitel agrees to provide the technical services and customer services as set forth in the Services & Fees Attachment, and in the Statement of Work attached to this Agreement and such other statements of work as the parties may execute from time to time during the term of this Agreement (each, a “SOW” or “Statement of Work”), in each case in a good and workmanlike manner and in accordance with the time schedules and other requirements established by the applicable SOW. Sitel shall be responsible for addressing CLIENT’s business objectives, strategies and key performance requirements. All Sitel deliverables will be communicated, measured and reported to CLIENT as mutually agreed.
b. CLIENT agrees to perform the responsibilities assigned to it by each Statement of Work in accordance with the schedule and other terms of the applicable Statement of Work. In the event CLIENT fails to perform its responsibilities in a timely manner and such failure causes Sitel to incur additional cost, CLIENT shall reimburse Sitel for such additional costs, provided they are reasonable and documented by Sitel and provided there has been notice by Sitel of a failure that will cause such costs to be incurred.
c. Each party shall appoint [***] as its account service representative, who will: (i) be the primary contact hereunder; (ii) submit material and information requests; (iii) provide access to staff to answer questions; and (iv) provide schedules and plans to review and/or approve. Notwithstanding the foregoing, neither party’s account services representative shall have authority to modify or waive any term of this Agreement.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2. Proprietary Rights
a. CLIENT data, end-user products and tools provided by CLIENT to Sitel or to which Sitel otherwise gains access as a result of this Agreement (collectively, “CLIENT Tools”) contain confidential and proprietary information of CLIENT. CLIENT, as between CLIENT and Sitel, is and shall remain the sole owner of such materials, and all enhancements or improvements thereto created by either party in connection with this Agreement. This Agreement is not intended to effectuate the transfer of any intellectual property rights of CLIENT to Sitel, other than the rights necessary to allow Sitel to perform the services hereunder.
b. All Sitel’s Work Product, such as databases, software, tools, methodologies, know-how, techniques, any enhancements and derivatives thereof, and any knowledgebases, knowledge and other learning, and the Sitel materials that are developed by Sitel (other than at the expense of CLIENT), irrespective of whether for CLIENT’s benefit in connection with providing the services hereunder (“Work Product”), will be the sole and exclusive property of Sitel, except however, that any CLIENT confidential or proprietary information contained therein shall remain the exclusive property of CLIENT. This Agreement is not intended to effectuate the transfer of any intellectual property rights of Sitel to CLIENT, other than the rights necessary to allow Sitel to perform the services hereunder.
c. CLIENT shall have a fully paid, non-transferable and non-exclusive right to use the Work Product during the term (including renewals or extensions) hereof, provided, however, that CLIENT shall use the Work Product solely for itself or its affiliates. CLIENT shall neither disclose, provide, or sell the Work Product to another party nor use the Work Product in competition with Sitel in providing or obtaining services to or from third parties. CLIENT’s rights to use the Work Product shall terminate upon the termination or expiration of the Services provided under this Agreement.
3. Warranty Disclaimers; Limitation on Liability
a. Sitel represents and warrants that (i) its services shall be of professional quality and delivered in a professional manner by appropriately trained Sitel personnel, (ii) neither the execution nor performance of this Agreement or any Statement of Work conflicts with any contractual or other obligation Sitel owes to any third party. EXCEPT AS EXPRESSLY PROVIDED BY THIS SECTION 3.a, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR IMPLIED WARRANTY OF FITNESS OF WORK, CLIENT TOOLS OR PRODUCT FOR ANY PARTICULAR PURPOSE.
b. [***], NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) INCURRED BY EITHER PARTY AS A RESULT OF ANY BREACH BY EITHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT. [***], THE ENTIRE LIABILITY OF EITHER PARTY HEREUNDER FOR WHATEVER REASON SHALL BE LIMITED TO THE ACTUAL FEES PAID (OR, IN THE CASE OF SITEL, PAYABLE) BY CLIENT TO SITEL DURING THE PRECEDING [***] PERIOD.
c. NEITHER PARTY SHALL HAVE ANY RECOURSE OR RIGHT OF ACTION AGAINST ANY SHAREHOLDER, OFFICER OR DIRECTOR, IN HIS OR HER INDIVIDUAL CAPACITY AS SUCH, PAST, PRESENT OR FUTURE, OF THE OTHER PARTY OR OF ANY SUCCESSOR THERETO, WHETHER BY VIRTUE OF ANY STATUTE OR RULE OR LAW OR OTHERWISE.
d. SITEL SHALL NOT BE RESPONSIBLE TO CLIENT FOR LOSSES OR DAMAGES RESULTING FROM INVOLVEMENT BY ANY CLIENT EMPLOYEES PERFORMING SERVICES UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY FRAUDULENT OR OTHERWISE CRIMINAL CONDUCT WITH RESPECT TO ANY OF CLIENT’S PRODUCTS, SERVICES, PROMOTIONS, INCENTIVE PROGRAMS, REWARD PROGRAMS, ETC. (THE “FRAUDULENT CONDUCT”). SITEL AND CLIENT SHALL USE COMMERCIALLY REASONABLE EFFORTS TO PREVENT AND LIMIT THE OCCURRENCE OF ANY FRAUDULENT CONDUCT.
4. Indemnifications
a. CLIENT shall defend, indemnify and hold Sitel harmless from any demands, claims or suits from third parties for damages or expenses, including attorneys’ fees, arising out of the use or sale of CLIENT’s products or Sitel’s use of resources or information provided by CLIENT, including, but not limited to, suits or proceedings based upon: (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; (ii) a claim of product defect or failure to conform to published specifications; (iii) [***]; (iv) [***]; (v) a claim of an unfair or deceptive act and practice of CLIENT; (vi) any acts or omissions by CLIENT which do not comply with applicable state, federal, provincial or local law; or (vii) [***].
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

b. Sitel shall defend, indemnify and hold CLIENT harmless from any demands, claims or suits from third parties for damages or expenses, including attorneys’ fees, arising out of CLIENT’s use of resources or information provided by Sitel, including, but not limited to, suits or proceedings based upon: (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; (ii) [***]; (iii) [***]; (iv) the unauthorized use of any CLIENT confidential information by Sitel or any Sitel employee, agent or representative, (v) a claim of an unfair or deceptive act and practice of Sitel; or (vi) any acts or omissions by Sitel which do not comply with applicable state, federal, provincial or local law.
5. Sitel Fees
a. CLIENT agrees to pay Sitel for the services provided pursuant to this Agreement in accordance with the Services & Fees Attachment and Statement of Work.
b. Sitel will provide an invoice monthly for services provided during the applicable period. Invoices shall be due and payable in accordance with the terms of the applicable Statement of Work, or in the absence of such terms, within [***] days of receipt of invoice via electronic funds transfer or electronic check. All amounts payable to Sitel by CLIENT or to CLIENT by Sitel shall be in United States currency, unless otherwise specifically provided. Set-up Fees shall be paid in accordance with the schedule established by the applicable Statement of Work. Unless CLIENT’s financial statements are available to the public, CLIENT agrees at Sitel’s request to provide Sitel with its then-most recent annual financial statements.
c. Sitel reserves the right, without notice, to assess a finance charge equal to the lesser of [***] per month or the maximum rate permitted under applicable law on any unpaid balances, not the subject of a good faith dispute, and not paid by its due date. Such charge will be assessed on the average daily balance outstanding for the number of days during the month that the balance is outstanding.
d. In the event of a dispute between CLIENT and Sitel concerning fees, CLIENT agrees to make payment on the balance of fees that are not in dispute in accordance with the terms hereof. If CLIENT does not pay its invoice in full, reasonable justification for the unpaid amounts must be presented to Sitel on or prior to the date that the invoiced amount is due. CLIENT must provide a reasonable justification for any invoice disputes on previously paid invoices within [***] from the date of invoice or shall waive its right to dispute the fee.
e. The fees set forth in the Services and Fees Attachment and the Statement of Work do not include federal, state, provincial or local sales, excise and services taxes, and any such taxes shall be paid for by CLIENT. Sitel agrees to take commercially reasonable steps to notify CLIENT of the possibility of such taxes. Sitel shall be responsible for any employment-related taxes, insurance premiums or other employment benefits related to Sitel’s performance of services under this Agreement, as well as for taxes on Sitel’s income.
f. Sitel, during the term of this Agreement and for [***] thereafter, will maintain complete and accurate records supporting the reports submitted pursuant to any Schedule under this Agreement. No more than once in any [***] period during the Term (including any renews and extensions thereof), and once following the termination of this Agreement, CLIENT may audit Sitel’s records for the purpose of confirming the accuracy and completeness of Sitel invoices. Any such audit will be conducted during regular business hours at Sitel’s offices and shall not interfere unreasonably with Sitel’s business activities. Any such audit shall be at CLIENT’s expense, except that if any such audit reveals that Sitel reporting errors resulted in CLIENT’s overpayment by [***] percent [***] or more of the total amounts CLIENT paid Sitel in respect of the period under review, then the expense of such audit shall be borne by Sitel.
6. Intentionally Omitted
7. Compliance with Laws
Each party agrees to comply with all federal, state, provincial, local laws and regulations that are applicable to the services to be provided herein, including but not limited to applicable state sales tax laws, data privacy rules or regulations and telemarketing rules. Both parties agree to supply the other with the requirements of any laws or regulations that are specific to its business. Sitel will assist CLIENT with the implementation of any applicable requirements.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

8. Term of Agreement; Termination
a. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until terminated by either party on six month’s prior written notice to take effect on or after the second anniversary of the Effective Date or, if later, on the expiration or termination of the last-to-expire Statement of Work.
b. Notwithstanding the above, the affected SOW(s) or this entire Agreement may be terminated as follows: (i) by either party for default if such party has previously given written notice (including a detailed description of the default) to the other party and the other party has not cured such default within [***] of receipt of such notice; (ii) by either party for default due to material non-payment of fees and reimbursable expenses provided for herein (other than amounts that are the subject to a good faith dispute) if one party has previously given written notice of non-payment to the other and payment is not made within [***] of receipt of such notice;(iii) by Client, with respect to the entire Agreement or at CLIENT’s option with respect to the applicable services, on [***] notice if Sitel fails to any material extent to meet the Key Performance Indicators established by a Statement of Work (the “KPIs”) for [***] consecutive months; or (iv) by either party should the other party commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the other party and the petition is not controverted within [***] days, or is not dismissed within [***] days, after the commencement of the case; or a custodian (as defined by the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the other party, or such party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereinafter in effect relating to such party; or there is commenced against the other party any such proceeding which remains undismissed for a period of [***] days: or the other party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; the other party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of [***] days; or the other party makes a general assignment for the benefit of creditors; or any corporate action is taken by CLIENT for the purpose of effecting any of the foregoing.
c. If either party provides notice of termination hereunder, Sitel shall maintain service until the effective date of termination. [***]
9. Insurance; Title
a. Sitel and CLIENT shall maintain Commercial General Liability insurance including Products Liability with limits of no less than [***] for bodily injury and property damage, personal injury and advertisers’ liability, and naming the other party as an Additional Insured. Sitel and CLIENT shall maintain Errors or Omissions insurance with limits of no less than [***] for financial loss caused by the manufacture and distribution of their products or services provided.
b. The parties’ policies shall contain waivers of subrogation by endorsement or otherwise. Before commencement of services by Sitel, each party shall provide to the other certificates evidencing the foregoing coverage and shall provide [***] prior written notice of any cancellation.
10. Publicity
Each party, subject to the other party’s prior written approval, which approval may be granted or withheld in the other party’s sole discretion, may publicly: (i) make reference on its web site and in its press releases to the name and/or logo of the other party for marketing and promotional purposes; (ii) issue a press release announcing initiation or expansion of the Sitel/CLIENT relationship; and (iii) on a case-by-case basis, prepare press interviews, case studies, white papers and/or bylined articles.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

11. General Provisions
a. Except as specifically provided for herein, this Agreement is not intended to create any relationship other than as an independent contractor performing the services covered by this Agreement. Neither party is a partner or legal representative of the other for any purpose whatsoever, unless specifically set forth herein. It is understood between the parties that except as specifically provided for herein, neither party is authorized to make any contract, agreement or warranty on behalf of the other.
b. The attached Services and Fees Attachment, the Statements of Work, and any other attachment or related agreement, are incorporated herein by this reference and along with this Agreement, contains the entire agreement and understanding between the parties related to its subject matter, and supersedes and merges all prior and contemporaneous agreements, negotiations and understandings between the parties both oral and written, including without limitation the LOC and Revised LOC. To the extent that any provision contained in any other document incorporated as part of this Agreement is inconsistent or conflicts with this Agreement, the provisions of this Agreement shall control. This Agreement may be amended or modified only in writing signed by both parties or as otherwise provided for in this Agreement.
c. This Agreement shall be governed in accordance with the laws of the State of New York without regard to conflict of law provisions. Any formal proceeding initiated to enforce and/or interpret the provisions of this Agreement shall take place in a court of competent jurisdiction in New York, New York. If any action or proceeding is brought to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover all of its reasonable cost and expenses, including attorneys’ fees, incurred in such proceeding.
d. Failure of either party to exercise its rights under this Agreement shall not be construed as a waiver thereof and shall not prevent said party from thereafter enforcing strict compliance with any of the terms hereof. Either party may elect to continue performance notwithstanding a breach by the other party but such performance shall not constitute a waiver of such breach nor otherwise limit the non-breaching party’s remedies. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought.
e. Neither party shall be deemed in default of this Agreement, excepting obligations for the payment of money, to the extent that performance of its obligations or attempts to cure any breach are delayed, restricted or prevented by reason of any act of God, fire, natural disaster, act of government, strikes or labor disputes, any actual (or threatened) act of terrorism, inability to provide raw materials, power or supplies, or any other similar act or condition beyond the reasonable control of the parties; provided that the party so affected provides prompt notice and uses all reasonable commercial efforts to avoid or remove the causes of nonperformance and continues performance hereunder immediately after those causes are removed. Upon such circumstances arising, the parties shall meet forthwith to discuss what, if any, modification may be required to the terms of this Agreement, in order to reach a resolution. Notwithstanding the foregoing, in the event Sitel agents depend upon voice communications, data communications, or computer systems/software provided by CLIENT, whether (i) directly or (ii) via a CLIENT contracted third party or (iii) via the internet, and said communications are rendered inoperable due to causes beyond Sitel’s control, and CLIENT directs Sitel to keep Agents available, then CLIENT shall be required to reimburse Sitel at the applicable agent downtime rate. Nothing in this Section 11.e shall be construed to excuse Sitel’s failure to perform services to the extent such failure is attributable directly or indirectly to Sitel’s failure diligently to maintain and implement any business continuity or disaster recovery plan specified by the applicable Statement of Work.
g. Any notice that may be or is required to be given under this Agreement shall be written. Any written notices shall be sent by registered mail or certified mail, postage prepaid, return receipt requested or by other prepaid delivery method that is traceable. A fax notice does not constitute receipt of written notice and must be followed by written notice. All such notices shall be deemed to have been given when received. Either party may change its address by giving notice to the other party pursuant to this Section. The parties agree that this Section does not apply to regular operational communications.

SITEL:	CLIENT:
Sitel Operating Corporation	RCN Telecom Services, Inc.
3102 West End Avenue, Suite 1000	196 Van Buren Street
Nashville, Tennessee 37203	Herndon, VA 20170
Attention: General Counsel, North America	Attention: General Counsel

h. This Agreement shall be binding on the parties hereto and their respective successors and assigns. Neither party may assign or delegate any or all of its rights (other than the right to receive payments) or its duties or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. [***]
i. “Confidential Information” means all information and know-how (whether or not patentable and whether or not copyrightable) owned, possessed or used by one party hereto (“Owner”) that Owner discloses or has disclosed to the other party (“Recipient”) or to which Recipient gains or has gained access by virtue of the parties’ relationship, in each case prior to or after the execution of this Agreement that Recipient knows or should reasonably know to be confidential or proprietary to Owner. For the avoidance of doubt, CLIENT Confidential Information shall include (A) all information provided by or otherwise relating to CLIENT’s customers or potential customers (without regard to whether such information relates to all of CLIENT’s customers, a subset of CLIENT’s customers or one or more individual CLIENT customers, (B) all of CLIENT’s methods, algorithms, processes, procedures, policies and training materials, and (C) the terms and conditions of this Agreement, including without limitation the pricing and service levels established in any Statement of Work. Recipient agrees to hold the Owner’s Confidential Information as proprietary and confidential, and without the prior written consent of the Owner (i) not to use the Owner’s Confidential Information for any purpose other than the performance of or exercise of the rights granted this Agreement, and (ii) not to disclose or disseminate the Owner’s Confidential Information except to those of its employees, agents or subcontractors who (A) need to know the same for use in the performance of its obligations hereunder, and (B) are subject to a written confidentiality or nondisclosure agreement that precludes such employee, agent or subcontractor from using or disclosing the Owner’s Confidential Information other than as expressly authorized herein. All such Confidential Information remains the property of Owner and no license or other rights in the confidential information other than the right to use in the performance of the obligations hereunder are granted hereby.
j. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be illegal, invalid, or otherwise unenforceable under the applicable laws and/or regulations, either such provision shall be deemed amended to conform to such laws and/or regulations without materially altering the intention of the parties or shall be deleted and the parties agree to negotiate in good faith to replace such provision, while the remainder of this Agreement shall continue in full force and effect. Any and all provisions, promises and warranties contained herein which by their nature or effect are required or intended to be observed, kept or performed after termination of this Agreement will survive the termination of this Agreement and remain binding upon and for the benefit of the parties hereto.
k. This Agreement and any SOW may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument. A party’s acceptance or approval of a SOW by electronic mail or other electronic means shall be binding on such party as if such party had executed the SOW in writing.

— RCN Telecom Services, Inc.

By:	/s/ Peter D. Aquino	Date:	9/25/07

Name & Title:	Peter D. Aquino, Chief Executive Officer

Sitel Operating Corporation

By:	/s/ Julie Casteel	Date:	9/28/07

Name & Title:	Julie Casteel, EVP, Global Sales & Marketing

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Services & Fees Attachment
For Services provided to RCN Corporation in the
Sitel [***] and [***] Facilities (“Attachment”)
This Attachment together with the Statement of Work immediately following (“SOW”) are attached and incorporated by this reference to that certain Master Services Agreement dated September  _____  , 2007 (“MSA”). All capitalized terms used herein and not otherwise defined in this Attachment or the SOW shall have the same meaning as set forth in the MSA.
The following hourly rates shall apply for the Term:

	[***]		[***]
Activity	Technical Support	Customer Service	Technical Service
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

STATEMENT OF WORK
Definitions.
Capitalized terms not otherwise defined herein shall be defined as set forth in the parties’ Master Services Agreement.
“Abandoned Call” means a Call that is terminated for any reason before an Agent speaks with the Customer.
“After Call Work” or “ACW” or “Average Wrap Time” or “AWT” means the average time required after a Call has been completed to finish all work related to the Call.
“Agent” means a representative of Sitel who (i) meets the requirements specified in this SOW; and (ii) receives and handles Calls.
“Average Handle Time” or “AHT” means, with respect to the Service Center or an Agent, as applicable, the sum during the relevant time period of (i) Average Talk Time; (ii) Average Agent Hold Time; and (iii) average Wrap Time.
“Average Hold Time” means the average amount of time Customers are placed on hold after Agents have answered calls.
“Average Speed of Answer” or “ASA” means the average time the callers spend in the queue waiting for an Agent to become available for all calls answered, measured at the split level (i.e. measured from the time that a caller presses his or her last menu prompt before being offered to the queue).
“Client Training Materials” shall mean the training materials Client employs in training its call center employees to perform tasks similar to the Services, as Client may amend or update the same from time to time.
“Call” or “Inbound Call” means a telephone call from a Customer that has been routed to Sitel‘s POP from the IVR and includes Abandoned Calls.
“Customer(s)” means new and existing customers of Client or third parties for whose benefit Client is obligated to provide technical services or customer support services on a transition basis or otherwise.
“Daily Forecast Volume” means a day-by-day break down of each day of the calendar month of the expected FTE offered for that month’s Locked Forecast.
“FTE” means the equivalent of a full time employee.

SOW-1

“Handle Time” means, in the relevant time period, the sum of (i) Talk Time; (ii) Hold Time; and (iii) Wrap Time.
“Hold Time” means the total amount of time Customers are placed on hold after Calls have been answered by Agents.
“IVR” means Client’s interactive voice response system that routes Customer calls to Sitel‘s POP.
“Key Performance Indicators” or “KPIs” means the measures of Sitel‘s performance of various tasks and functions included in the Services, which are identified in Section 6 of this SOW.
“Locked Forecast” means the total number of FTE offered that Client projects routing to Provider for the [***] period which starts following the delivery of the Locked Forecast pursuant to Paragraph 4.1.
“Point-of-Presence” or “POP” means Sitel‘s U.S. domestic location where Client routes all inbound Customer calls.
“Productive Hour” shall mean each hour or portion thereof, an agent is logged in handling calls, on hold, performing After Call Work, available to take a call, and/or engaged in any special Client-requested training.
“Rolling Forecast” a forecast of the total number of FTE required, by month, that Client projects to Sitel for the following [***] period.
“Schedule Adherence” means the percentage figure derived by dividing (i) the total number of hours worked by a given Agent within his or her scheduled time period as measured by Client’s automated workforce management system, by (ii) the number of scheduled hours for such Agent.
“Service Center(s)” means an area located within the Sitel Facility where Sitel will perform the Services.
“Services” means the tasks and functions to be performed by Sitel that are described in this SOW.
“Sitel Facility” shall have the meaning set forth in Section 3.1.2 of this SOW.
“SOW” means this Statement of Work.
“Talk Time” means the amount of time that Agents are actively speaking with Customers, measured from the time the Calls are answered until the Calls are disconnected, less any Hold Time.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-2

“Wrap Time” means the total amount of time required after Calls have been completed to finish all work related to the Calls.
Term: the term of this Agreement shall commence on the Effective Date and shall continue until terminated by either party on six month’s prior written notice to take effect on or after the second anniversary of the Effective Date.
Sitel’s Responsibilities: Client has engaged Sitel to provide the Services set forth in this SOW. The Services include the following tasks and functions:
General Description.
Scope. Sitel shall (i) receive calls and emails at the Sitel Facilities from Client’s customers for technical support (including without limitation troubleshooting service and equipment issues and complaints), customer service (including billing issues) and such other services as the parties may from time to time agree, and (ii) handle such calls from Client’s customers to include, but not be limited to, answering customer telephone calls, researching open issues, data entry and technical support calls. Sitel shall perform such Services in accordance with the policies and procedures established by Client from time to time. [***].
Sitel Facility. The Services shall be provided at the Sitel facilities located in [***] and such other Sitel facilities as the parties mutually agree from time to time (“Sitel Facility (ies)”).
Agents.
Sitel, subject to the provisions of Section 3.1.3(b) of this SOW, shall engage and employ in the applicable Sitel Facility the number of Agents and prospective Agents specified by Exhibit 2 to this SOW in accordance with the time schedule set forth in such Exhibit 2.
Sitel acknowledges that Client views the use of the Sitel Facility in [***] to be a new customer care market. Client may request in writing that all Services be performed by Agents located in [***], if Client is not satisfied with the Services provided from such Sitel Facility in [***], after a reasonable period of time (minimum of [***] not to exceed [***] from [***]
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-3

Hours of Operation: Sitel shall provide the services during the Client’s normal service hours. As of the date of this SOW, (i) the normal service hours for technical support are [***] , and (ii) the normal business hours for customer service are [***]. As of the date of this Agreement, Client holidays are [***].
Management: Sitel shall manage the daily operations of each Sitel facility and personnel who perform services on behalf of Sitel under this Agreement, including without limitation providing at its own expense:
Maintaining a Supervisor to Agent ratio of [***] in each Sitel Facility, with each Supervisor meeting the qualifications established in Exhibit 3 to this SOW.
Ensuring that at least [***] knowledge/skill/authority appropriate personnel are on duty at each Sitel Facility during each interval staffed, at least [***] of whom is a Supervisor.
Supplementing Client’s call monitoring evaluations utilizing Sitel internal personnel as required to ensure [***] call monitoring evaluations for each Agent per month.
All personnel costs and liabilities associated with Sitel’s employment of personnel will be the sole responsibility of Sitel. Without limiting the foregoing, Sitel will be solely responsible for payment of all compensation owed to its employees and agents, and for all federal and state income tax withholding, Social Security taxes, and unemployment insurance applicable to such personnel as employees. Sitel shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits (if any) to which such party’s employees may be entitled. Sitel agrees to indemnify and hold harmless Client, its affiliates, and each of such other party’s or such other party’s affiliates’ directors, officers, employees and agents, against any claims that the indemnified party has failed to pay compensation, tax, insurance or benefits for personnel of Sitel.
Training: Sitel is responsible for providing its employees with the necessary training and skill sets to perform the tasks and functions outlined in the SOW, including the training set forth in Section 7 of this SOW. Sitel shall not assign any Agent to perform Services unless such Agent (i) meets Client’s then-current requirements for qualifications and expertise, (ii) has completed the training specified by this SOW, and (iii) has passed the applicable skills tests specified by this SOW.
Personnel: Sitel agrees that all employees performing Services shall have the skills and meet the following requirements:
[***] Agents must pass all training and post-training quality certification requirements described herein.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-4

Agents will be individuals with prior service experience, outstanding problem solving and interpersonal skills, excellent personal computer skills, and excellent analytic skills.
Agents will meet the applicable qualifications and requirements set forth in Exhibit 3 to this SOW.
Agents will demonstrate the highest degree of professionalism and courtesy in their interactions with Customers. Sitel will immediately remove from this program any Agent that Sitel (as a result of notice from Client or otherwise) becomes aware has violated this requirement, including without limitation, by hanging up on a Call before the Customer disengages, giving a false name, ID, or any other intentionally false information to a customer, compromising a customers identity or payment information, speaking to any Customer in a rude, condescending or otherwise inappropriate tone, or using profane, abusive or otherwise inappropriate language.
Technology:
Sitel at its own expense will obtain and deploy Agent workstations, including the following:
[***]
Business Continuity: Sitel shall have and comply with a security and crisis management policy that, at a minimum, shall identify and require Sitel’s management and employees to take the measures necessary to (i) provide for the physical security of Sitel’s facilities and assets related to the Services, including without limitation the protection of Sitel’s mission critical equipment and assets; (ii) protect from loss of, misappropriation of, corruption of, and/or other damage to facilities and data related to the Services; (iii) protect from the loss of, misappropriation of, corruption of, and/or other damage to Client’s and Sitel’s data, and other proprietary information related to the Services; (iii) provide for the prompt recovery (including thorough preparation, adoption, and maintenance of disaster recovery plans) for facilities, physical assets, software, technical data, other intellectual property, and Sitel’s business operations in the event of a security breach, incident crisis or other disruption that hinders Sitel’s ability to use for the benefit of Client the necessary facilities, physical assets or software or to continue operations. Sitel, at Client’s reasonable request from time to time, shall provide Client with a copy of Sitel’s then current plan.
Programming: Sitel shall perform such programming services as the parties mutually agree in writing and shall be billed at the rate of [***] per hour.
Privacy Restricted Data. If and to the extent Sitel or any Sitel gains access to any Privacy Restricted Data (as defined in Exhibit 5 to this SOW, Exhibit 5 shall apply.
Client Responsibilities.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-5

Forecasting: On a monthly basis, Client will provide Sitel with a [***] Rolling and [***] Locked Forecast for [***] and [***]. Client will provide Sitel with (i) a forecast of the total number of FTEs that Client projects routing to Sitel for the following [***] period, or (ii) a forecast of the number of Agent FTEs Client requires (by date, work shift and function) for the [***] period which starts following the delivery of the Locked Forecast. By way of example and not limitation, on or about [***], Client will provide to Sitel a Rolling Forecast for the months of [***] and a Locked Forecast for [***]. Client shall submit the Rolling Forecast and the Locked Forecast in a mutually agreeable manner. [***]. The Rolling Forecast and the Locked Forecast shall also provide the total number of Calls that Client projects routing to Sitel during such month.
Fees: Client will pay the fees set forth in Master Service Agreement.
Telecommunications Facilities: Client, at its own expense, will maintain a [***].
Software and Tools: Client will provide to Sitel with remote access to and use of the Client technical service and customer service systems Client uses in the normal course of business to perform the functions assigned to Sitel by this SOW (the “Client Software and Tools”). Licenses for Client Software and Tools will be paid by [***]; provided, however, that [***] shall not be responsible for any costs or expenses Sitel incurs to obtain and maintain valid privacy certifications. Client, in accordance with its then-applicable procedures, will issue and manage a unique user name and password (collectively, a “Log-in”) for each Agent assigned by Sitel to perform Services. Sitel shall (i) notify Client as soon as practicable (but in any event within [***]) that any given Agent (whether because of termination, reassignment or otherwise) has temporarily or permanently ceased performing Services, (ii) make all commercially reasonable efforts to ensure that all Log-ins are used only by the Agent to whom they have been assigned and only for the purposes of performing Services, and (iii) notify Client if Sitel has reason to believe that any party other than the responsible Sitel Manager and the applicable Agent has gained access to a given Agent’s Log-in.
Training: Client will provide the training set forth in Section 7 of this SOW.
Monitoring: Client will have the right to monitor Calls as set forth in Section 8 of this SOW.
Fees and Expenses:
Base Rate Per Productive Hour: subject to the terms and conditions of this SOW.
Agent Incentives: Client, in its sole discretion, may pay commissions on sales completed by Agents under this Agreement, which commissions Sitel shall pay over in full to the Agents designated by Client [***].
Other Costs:
Except as expressly provided by this SOW or as the parties subsequently agree in writing, each party shall bear its own costs and expenses.
[***] will pay all costs for data and voice connectivity from [***].
Credits. [***]

Key Performance Indicators (KPIs): Sitel’s overall provision of the Services will meet the following Key Performance Indicators. [***]
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-6

Average Speed of Answer: the monthly ASA targets are as follows:
[***] of all Calls relating to High Speed Internet services answered in [***] or less.
[***] of all Calls for technical support relating to dial-up Internet services answered within [***] or less.
[***] of all email inquiries answered within [***] or less.
Quality/Accuracy: Quality/Accuracy will be measured using a call monitoring form previously approved by both parties with an average monthly score goal of [***]. Accuracy will be measured by utilizing the feedback database. Monitoring scores will be based on at least [***] calls per month per agent using the “RCN QA Evaluations database” and errors will be based on the “RCN feedback database.” Both will be measured against the standards RCN establishes for its own employees from time to time, provided, that such standards shall take effect under this SOW on no less than [***] prior written notice to [***]. Accuracy goals as of the Effective Date are as follows:
Production Billing: errors logged in fewer than [***] of calls answered,
Production Technical: errors logged in fewer than [***] of calls answered, and
Account Notes: Between [***] and [***] CT Comments per [***] calls and emails answered.
[***]
Average Handle Time: Customer Service OCP AHT is equal to [***]; Customer Service production AHT is equal to [***]. For all other calls, the AHT in OCP is equal to [***] and [***] for production. This will be reviewed quarterly to ensure calibration with changes in business needs.
Schedule Adherence: [***] of Agent logged-on time will be within scheduled period.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-7

Productivity: [***] of Agent scheduled hours including lunch & Breaks) and [***] during OCP at a Sitel facility will be Productive Hours. For example, an Agent working full time ([***]), at least [***] of the Agents hours each week will be Productive.
Sales: Sitel will be required to meet the monthly sales quota. Quotas will be provided a minimum of [***] prior to the beginning of a month.
Start Date for KPI’s: KPI’s will not be applicable during the Start Up Period but will begin on the first day following [***] post OCP.
Over time: Will be paid at [***] the agreed upon hourly productive rate for [***] and the agreed upon hourly productive rate in [***]. Over time must be pre-approved by RCN in writing. RCN will not pay overtime rates for overtime caused by Sitel’s failure to provide FTEs in accordance with RCN’s forecasts or the failure of such FTEs to meet the productivity standards established by this SOW.
Holidays: Will be paid at [***] the agreed upon productive hourly rate for RCN holidays in [***] and [***], and for no more than six [***] holidays in [***]. [***]
Email Support Program: Sitel will implement [***] to manage RCN’s customer emails. This Sitel [***] email solution will be implemented in [***] and [***], with the option to migrate to [***] if mutually agreed upon by both parties.
Training.
Client’s Training Responsibilities:
Client Training Materials: Client will provide information as well as initial copies of Client Training Material and Client Logic, at no cost to Client, will provide additional copies and materials as necessary for training and agent usage.
Train the Trainer: Client will provide “train-the-trainer” training services to a mutually agreed upon number of Sitel’s employees (“Sitel Trainers”). All training provided by Client will be performed in Client’s Wilkes-Barre facility or, at Client’s option in Sitel’s [***] facility or another [***] location, and all pre-approved travel and related food and lodging expenses of the Sitel Trainers shall be paid by [***]. From time to time at its sole discretion, Client will provide training updates to the Sitel Trainers at no charge to [***]. Sitel Trainers will be responsible for providing all required training to Sitel’s other employees performing the Services. Client, at [***] expense, will provide training for additional or replacement Sitel personnel.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-8

Training Development fee: If and to the extent Sitel, at Client’s prior written request, develops training courses or training materials for use in connection with this SOW, Sitel may bill for the service at the rate of [***].
Sitel’s Training Responsibilities:
Initial training length for Client Technical Support is [***], including Sitel core training, plus [***] of Operations Check Point. If the Client decides to expand training past this timeline, it will be billable at the agreed upon contract training rates.
Sitel must maintain adequate training space, separate from the Service Center, with fully functioning personal computers, and other required equipment necessary in order to fulfill training requirements.
All ramp up training, ongoing new hire training, new product training and up training will be billable at the training rate specified in Master Services Agreement. [***] shall be financially responsible for the training time of all new employees (including on-the-job training) hired due to increase in volume of calls. [***] shall not be financially responsible for the foregoing due to attrition.
[***].
Client must pre-approve all updates and changes to any training materials used by Sitel.
In order to facilitate the performance of quality Services, Client shall have the right to review, approve, participate in, and/or observe all training of Sitel’s employees.
Testing requirements for Agents:
A test for specific knowledge developed by Client about the Client Training Materials must be administered to all potential Agents upon completion of their initial training. Curriculum and testing must be approved by RCN.
Agents will be required to pass all proficiency and service skills tests (including final exams and weekly quizzes) designed and calibrated by Client before they can service Client customers. All quizzes and tests are open book, and open access to online resources, but without access to or assistance from trainers, leads, coaches or other individuals. The pass grade is Greater than or equal to [***]. If any Agent or prospective Agent fails any proficiency or skills test contemplated by this section, Sitel shall remove the Agent from this Program and credit Client for any training expenses incurred for the applicable Agent.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-9

Sitel will remove any employees from Client’s account who are not properly performing their duties after providing sufficient retraining within a [***] rolling period. Sitel will evaluate agent performance levels and will own the responsibilities for improvement. Client shall not be financially responsible for costs of retraining employees who are not properly performing their duties after [***] post OCP.
Call Monitoring, Recording and Archiving:
General Monitoring: Sitel will allow Client, through reasonable mechanisms to be made available by Sitel to Client, and through reasonable mechanisms provided by Client, to monitor Sitel’s performance of the Services, including listening to real-time telephone conversations between Agents and Customers and placing Client personnel at the Service Center to observe the performance of the Services.
Joint Monitoring: Sitel and Client will conduct joint monitoring sessions on at least a monthly basis to calibrate the Quality scoring based on the scoring guidelines. Client will determine scoring guidelines. The parties will mutually agree upon the time and number of joint monitoring sessions. The parties for quality assurance purposes, and to educate Sitel with regard to Client standards and scoring procedures will use the results of the joint monitoring sessions.
Reporting: the parties will work together to determine reporting requirements. Standard Automatic Call Distribution System (“ACD”) reporting will be provided to Client at no charge. Any custom reports will be discussed, reviewed and developed at the rate provided in the Master Services Agreement. Client will assist Sitel in providing data from their ACD.
Contacts: the identity and contact information for the initial Project Managers and ongoing Client Representatives from both parties is set forth below:
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-10

[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]		[***]
[***])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

([***])

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]
Quarterly Business Reviews. Sitel and Client agree to conduct at least one Quarterly Business Review (“QBR”) each quarter, pursuant to which representatives from Client and Sitel, including the Project Managers and Representatives, shall meet to discuss Sitel’s performance of the Services, including Key Performance Indicators, forecasts and trends and such other matters as may be agreed upon by the parties. The Quarterly Business Reviews will be held at a location mutually agreed upon by both parties or by conference call. Each party will bear its own travel costs.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-11

Audit and Site Visits
Client has the right to visit for purposes of performance management, training and other related items with 48 hours notice, except in cases of emergency or material non-performance of services. Client staff will be provided with access to and the opportunity to meet with all staff supporting its program upon request. Facilities for such visits and meetings are to be provided by [***] at no cost to [***].
Client has the right to audit operational activities and invoicing related to its program on an annual basis with [***] notice unless such audit is related to a breach of security or other adverse financial, operational or servicing event. Either Client staff may carry out audits or a Client designated third party. Facilities for staff conducting an audit are to be provided by Sitel at no cost to [***]. All costs related to the staff conducting the audit on behalf of Client are to be paid by [***]; provided, however, that if the audit reveals and overpayment of [***] or more, [***] shall be responsible for the costs of the audit.
Miscellaneous. Changes in the scope of this SOW shall be managed in the manner outlined in Exhibit 1
[Signatures on next page]
IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SOW BY THEIR DULY AUTHORIZED REPRESENTATIVES IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONLY ONE AGREEMENT, ON THE DATES SET FORTH BELOW.

Sitel Operating Corporation		RCN Telecom Services, Inc.

By:	/s/ Julie Casteel	By:	/s/ Peter D. Aquino

	(Authorized Signature)		(Authorized Signature)

Name:	Julie Casteel	Name:	Peter D. Aquino

	(Print or Type)		(Print or Type)

Title:	EVP, Global Sales & Marketing	Title:	Chief Executive Officer

SOW-12

EXHIBIT 1
MANAGEMENT PROCEDURES FOR CHANGES IN SCOPE
Client shall have the right to make changes in the scope of the work or performance metrics to be performed under this SOW. All changes must be mutually agreed upon and authorized in writing by the Client’s and Sitel’s Representative. All requests for changes shall be requested utilizing the Change Request Form, attached hereto.
Sitel shall not make any changes in the scope of the work to be performed under this SOW that have not been authorized in writing by one of the Client employees named below (each a “Responsible Client Employee”):
[***]
If Sitel receives instructions, directions or requests to make any change or changes that will result in a change or changes in the scope of the work to be performed under this SOW from any Client employee or agent other than the Responsible Client Employee, Sitel shall promptly notify the Responsible Client Employee and provide a description of the proposed change, or changes, the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from such change or changes.
If Sitel receives instructions, directions or requests from Client to make any change or changes that will result in a change or changes in the scope of the work to be performed under this SOW, Sitel shall promptly provide the Responsible Client Employee with the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from such change or changes. Sitel shall not proceed to implement any such change without the written approval of the Responsible Client Employee. To the extent the development work is delayed as a result of Sitel having no written authority to proceed with a change or changes to the development project, Sitel shall not be responsible therefore. Any such changes that are made by Sitel without written approval of the Responsible Client Employee shall not excuse any delay in a delivery date or form the basis for any claim to increase Sitel’s pricing.
Any delays that are approved in writing by the Responsible Client Employee shall be excused and any increase in the costs approved in writing by the Responsible Client Employee shall be added to Sitel’s price.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-13

SOW-14

EXHIBIT 2
NUMBERS OF AGENTS AND PROSPECTIVE AGENTS
(JANUARY — AUGUST 2007)
[***] CALL CENTERS
(FTES)

		Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07
Email	CS				[***]	[***]	[***]	[***]	[***]	[***]	[***]
	TS				[***]	[***]	[***]	[***]	[***]	[***]	[***]

CS
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]				[***]

	TOTAL OUTSOURCED CS FTE ON PHONES	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

VV Tech	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]
	[***]			[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]
	TOTAL OUTSOURCED VVTECH ON PHONES	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

HSD Tech	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]						[***]	[***]	[***]

	TOTAL OUTSOURCED HSD TECH ON PHONES	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

RAW HC
	SC TOTAL		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	PI TOTAL		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
**** All Heacount assumes they numbers are effective through the END of the month
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

SOW-15

EXHIBIT 3
EMPLOYEE QUALIFICATIONS
High Speed Data — Dial Up Technical Agent
Responsibilities: Consistently achieves and maintains all call center performance metrics including but not limited to adherence to schedule, average handle time, quality assurance, sales and work order accuracy.
Assists customers in interpreting their account statements, resolves billing issues evaluates and escalates complex issues as appropriate in a prompt and professional manner. Effectively communicates and processes all transactions to RCN’s billing and collections policies.
Assists customers with problems resulting from the use of Cable Modem/Data products/services. Performs diagnostic troubleshooting to resolve local network connectivity issues, electronic mil problems/modem troubleshooting and configuration issues requiring research and analysis of root cause/solution. Accurately assesses and escalates complex technical issues, as appropriate.
Assists customers in correctly connecting Cable Modem/Data customer owned equipment supported by RCN. Clearly communicates to the customer the appropriate troubleshooting steps to remedy customer service/equipment issues.
Demonstrates a technical understanding of the Cable Modem/Data products and technical theories. Communicates that information effectively to the customer in language appropriate to the customer’s level of understanding.
Handles challenging and difficult customers independently. Actively tries to resolve escalated customer issues and challenging customer situations prior to involving a supervisor or manager. Follows the escalation process when needed.
Understands, maintains and keeps current on all information resource tools for cable TV and telephony product lines. Identifies process inconsistencies and recommends solutions to continuously improve efficiencies and department performance.
Fosters customer satisfaction by resolving and/or escalating complaints and channeling feedback, operational, and process flaws to the call center supervisors.
Responds knowledgeably to customer inquiries relative to features, benefits, pricing, and packaging of RCN’s products/services. Provides support and educates customer on the use of RCN’s value-added services/features.
Approaches sales and retention as an integral and inseparable part of providing quality customer service by actively promoting and upselling RCN’s products/services. Actively participates in all sales incentives/contests, promotions, themed sales events and revenue generating programs.
Establishes and maintains good working relationships with co-workers, teammates, call center management and other departmental groups both inside and outside the call center.
Participates in special projects, work groups and focus groups as assigned and actively contributes to improving call center and company-wide performance objectives.
Performs other related duties as assigned.

SOW-16

Qualifications:
Possess excellent communication skills with the ability to speak and write clearly in Standard English.
Possess a professional and pleasant telephone/email manner that is tailored to meet the needs of the customers. Speaks clearly and courteously over the telephone with customers.
Possess the ability to exhibit self-control, patience and tact when in a stressful situation or while under pressure.
Possess a customer-focused mindset with a genuine enjoyment of people and a desire to help them.
Possess the ability to assess the customer’s needs/problem quickly. Makes appropriate judgment to remedy problems and ensure service recovery.
Possess the ability to work independently or within a team environment.
Possess the ability to see the big picture and to support the goals of the call center.
Must be reliable and dependable specially relating to RCN’s attendance and scheduling requirements.
Understands the underlying theories and concepts of broadband communication and transmission.
Possess the ability to apply concepts to effectively resolve Cable Modem/Data service/system issues.
Understands internet/computer technology including modems, browsers, e-mail, network settings, network interface cards, drivers, internet software configurations, modem health levels, computer networking hardware and software, Internet concepts/operations, TCP/IP, etc.
Possess the ability to efficiently access and utilize multiple databases and sources of information to resolve complex customer questions or problems.
Possess the ability to utilize desktop tools, billing software, online tools and information resources to the fullest extent. Possess the ability to effectively use computer (Mac and/or PC) desktop applications, Subscriber Management System other software programs, on-line resource aids, and office equipment to accomplish work.
Possess the ability to efficiently access key customer/database information and utilizes online resources to support customer interactions.

SOW-17

Voice Video Technical Agent
Responsibilities:
Consistently achieves and maintains all call center performance metrics including but not limited to adherence to schedule, average handle time, quality assurance, sales and work order accuracy.
Assists customers in interpreting their account statements, resolves billing issues evaluates and escalates complex issues as appropriate in a prompt and professional manner. Effectively communicates and processes all transactions to RCN’s billing and collections policies.
Processes customer Pay Per View Orders and accurately diagnoses and troubleshoots Pay Per View programming issues.
Assists customers with problems resulting from the use of Cable TV and Telephony products/services. Performs diagnostic troubleshooting tasks requiring research and analysis of root cause/solutions to variety of unpredictable service and repair calls, Accurately assesses and escalates complex technical ileuses, as appropriate.
Assists customers in correctly connecting Cable TV and Telephony customer owned equipment supported by RCN. Clearly communicates to the customer the appropriate troubleshooting steps to remedy customer service/equipment issues.
Demonstrates a technical understanding of the Cable TV/Telephony and technical theories. Communicates that information effectively to the customer in language appropriate to the customer’s level of understanding.
Handles challenging and difficult customers independently. Actively tries to resolve escalated customer issues and challenging customer situations prior to involving a supervisor or manager. Follows the escalation process when needed.
Understands, maintains and keeps current on all information resource tools for cable TV and telephony product lines. Identifies process inconsistencies and recommends solutions to continuously improve efficiencies and department performance.
Fosters customer satisfaction by resolving and/or escalating complaints and channeling feedback, operational, and process flaws to the call center supervisors.
Responds knowledgeably to customer inquiries relative to features, benefits, pricing, and packaging of RCN’s products/services. Provides support and educates customer on the use of RCN’s value-added services/features.
Approaches sales and retention as an integral and inseparable part of providing quality customer service by actively promoting and upselling RCN’s products/services. Actively participates in all sales incentives/contests, promotions, themed sales events and revenue generating programs.
Establishes and maintains good working relationships with co-workers, teammates, call center management and other departmental groups both inside and outside the call center.
Participates in special projects, work groups and focus groups as assigned and actively contributes to improving call center and company-wide performance objectives.
Performs other related duties as assigned.

SOW-18

Qualifications:
Possess excellent communication skills with the ability to speak and write clearly in Standard English.
Possess a professional and pleasant telephone/email manner that is tailored to meet the needs of the customers. Speaks clearly and courteously over the telephone with customers.
Possess the ability to exhibit self-control, patience and tact when in a stressful situation or while under pressure.
Possess a customer-focused mindset with a genuine enjoyment of people and a desire to help them.
Possess the ability to assess the customer’s needs/problem quickly. Makes appropriate judgment to remedy problems and ensure service recovery.
Possess the ability to work independently or within a team environment.
Possess the ability to see the big picture and to support the goals of the call center.
Must be reliable and dependable specially relating to RCN’s attendance and scheduling requirements.
Understands the underlying theories and concepts of broadband communication and transmission.
Possess the ability to apply concepts to effectively resolve video and digital telephone service/system issues:
• Understands Video network, remote and receiver programming.
• Understands Digital telephony theory, network connections, customer premise equipment, third party relationships, etc.
Possess the ability to efficiently access and utilize multiple databases and sources of information to resolve complex customer questions or problems.
Possess the ability to utilize desktop tools, billing software, online tools and information resources to the fullest extent.
Possess the ability to effectively use computer desktop applications, Subscriber Management System other software programs, on-line resource aids, and office equipment to accomplish work.

SOW-19

Customer Care
Responsibilities:
Consistently achieves and maintains all call center performance metrics including but not limited to adherence to schedule, average handle time, quality assurance, sales and work order accuracy.
Assists customers in interpreting their account statements, resolves billing issues evaluates and escalates complex issues as appropriate in a prompt and professional manner. Effectively communicates and processes all transactions to RCN’s billing and collections policies.
Proactively evaluates customer services and makes suggestions for changes to services which would better suit the customer’s needs and may result in a cost savings for the customer or a more loyal customer for RCN.
Responds knowledgeably to customer inquiries relative to features, benefits, pricing, and packaging of RCN’s products/services. Provides support and educates customer on the use of RCN’s value-added services/features.
Handles customer issues pertaining to IVR usage. (Payments, PPV ordering, sending a hit to a box, canceling a trouble call, verifying a balance, general questions.)
Processes customer Pay per View Orders and handles basic troubleshooting of this product.
Handles challenging and difficult customers independently. Actively tries to resolve escalated customer issues and challenging customer situations prior to involving a supervisor or manager. Follows the escalation process when needed.
Understands, maintains and keeps current on all informational resource tools for cable TV and telephony product lines. Identifies process inconsistencies and recommends solutions to continuously improve efficiencies and department performance.
Foster’s customer satisfaction by resolving and/or escalating complaints and channeling feedback, operational, and process flaws to the call center supervisors.
Approaches sales and retention as an integral and inseparable part of providing quality customer service by actively promoting and upselling RCN’s products/services. Actively participates in all sales incentives/contests, promotions, themed sales events and revenue generating programs.
Establishes and maintains good working relationships with co-workers, teammates, call center management and other departmental groups both inside and outside the call center. Participates in special projects, work groups and focus groups as assigned and actively contributes to improving call center and company-wide performance objectives.
Performs other related duties as assigned.

SOW-20

Qualifications:
Possess excellent communication skills with the ability to speak and write clearly in Standard English.
Possess a professional and pleasant telephone/email manner that is tailored to meet the needs of the customers. Speaks clearly and courteously over the telephone with customers.
Possess the ability to exhibit self-control, patience and tact when in a stressful situation or while under pressure.
Possess a customer-focused mindset with a genuine enjoyment of people and a desire to help them.
Possess the ability to assess the customer’s needs/problem quickly. Makes appropriate judgment to remedy problems and ensure service recovery.
Possess the ability to work independently or within a team environment.
Possess the ability to see the big picture and to support the goals of the call center.
Must be reliable and dependable specifically relating to RCN’s attendance and scheduling requirements.
Understands the underlying theories and concepts of broadband communication and transmission.
Thoroughly understands all of RCN’s products and the operational aspect of these value added services (voice mail, caller ID, VOD, etc.)
Possess the ability to efficiently access and utilize multiple databases and sources of information to resolve complex customer questions or problems.
Possess the ability to utilize desktop tools, billing software, online tools and information resources to the fullest extent.
Possess the ability to effectively use computer desktop applications, Subscriber Management System other software programs, on-line resource aids, and office equipment to accomplish work.
Ability to perform basic math, utilize a calculator and be comfortable with deciphering customer bills.

SOW-21

SUPERVISORS
RESPONSIBILITIES:

•	REPORTING TO A MANAGER OF CUSTOMER SERVICE, THIS POSITION IS RESPONSIBLE FOR MEETING AND OR EXCEEDING CALL CENTER TEAM METRICS THROUGH EFFECTIVE SUPERVISION OF THE DAY TO DAY CALL CENTER OPERATIONS, PERFORMANCE MANAGEMENT, ONGOING EMPLOYEE DEVELOPMENT AND BY FOSTERING AN ENVIRONMENT THAT ENHANCES TEAMWORK, EMPLOYEE MORALE AND MUTUAL ACCOUNTABILITY.

•	SUPERVISES / LEADS A TEAM OF AGENTS (BOTH FRONTLINE AND LEAD) IN THE DAY-TO-DAY OPERATIONS OF THE CALL CENTER.

•	PARTNERS WITH THE CUSTOMER SERVICE MANAGER(S) TO CONSISTENTLY ACHIEVE AND MAINTAIN ALL CALL CENTER PERFORMANCE METRICS. CLEARLY COMMUNICATES AND MANAGES PERFORMANCE EXPECTATIONS FOR ATTAINING ALL CALL CENTER GOALS AND OBJECTIVES INCLUDING BUT NOT LIMITED TO ADHERENCE TO SCHEDULE, AVERAGE HANDLE TIME, QUALITY ASSURANCE, SALES AND WORK ORDER ACCURACY.

•	BRINGS TO THE ATTENTION OF MANAGEMENT ANY ISSUES THAT ARE CREATING CALL VOLUME AND PARTNERS WITH THE DEVELOPMENT AND QUALITY TEAM MEMBERS OR REVENUE ASSURANCE AS NECESSARY TO TAKE APPROPRIATE ACTIONS TO CORRECT THESE ISSUES.

•	CONSISTENTLY MONITORS THE ASPECT CANVASES AND TAKES ACTION IF NECESSARY TO ENSURE SERVICE LEVEL ATTAINMENT.

•	REGULARLY PROVIDES SUPPORT, COACHING AND FEEDBACK TO TEAM AGENTS ON INDIVIDUAL AND TEAM PERFORMANCE THAT ENSURES CONSISTENCY AND GOAL ATTAINMENT.

•	PERFORMS ADMINISTRATIVE TASKS (SUCCESSION PLANNING, PAYROLL TABULATION, PERFORMANCE REVIEW, DOCUMENTED COACHING, DISCIPLINARY COACHING, ATTENDANCE MONITORING AND WARNINGS) FOR DIRECT REPORTS.

•	ACTIVELY PARTICIPATES IN THE SUPERVISOR ESCALATION PROCESS, ADDRESSING ESCALATED CUSTOMER ISSUES IN A RESPONSIVE AND TIMELY MANNER PROVIDING FEEDBACK AND COACHING TO EACH AGENT INVOLVED.

•	ANALYZES AND ACTIVELY MANAGES QUANTITATIVE AND QUALITATIVE PERFORMANCE METRIC DATA, COMMUNICATING INFORMATION TO THE FRONTLINE AGENTS IN A MANNER THAT PROMOTES SUSTAINED INDIVIDUAL PERSONAL GROWTH.

•	ESTABLISHES AND MAINTAINS GOOD WORKING RELATIONSHIPS WITH DIRECT REPORTS, PEERS, CALL CENTER MANAGEMENT AND STAKEHOLDERS BOTH INSIDE AND OUTSIDE THE CUSTOMER CARE ORGANIZATION

•	FACILITATES POSITIVE EMPLOYEE RELATIONS BY FOSTERING AN ENVIRONMENT OF OPEN COMMUNICATION, APPROACHABILITY AND FAIR / CONSISTENT TREATMENT OF EMPLOYEES. FOSTERS A CLIMATE OF MUTUAL RESPECT THAT VALUES THE CONTRIBUTIONS OF INDIVIDUAL TEAM MEMBERS AND MAXIMIZES THE DIVERSE TALENTS OF EACH EMPLOYEE.

•	COLLABORATES WITH CALL CENTER MANAGEMENT IN THE FORMULATION REVIEW AND REVISION OF CALL CENTER AND CUSTOMER CARE POLICIES AND PROCEDURES.

•	DISSEMINATES ANY CHANGES IN POLICIES AND PROCEDURES TO TEAM MEMBERS.

•	PROVIDES ANY CLARIFICATION OR EXPLANATION OF CHANGES. INSURES COMPLIANCE TO POLICY.

•	WORKS WITH CALL CENTER MANAGEMENT, PEERS AND TEAM MEMBERS TO INSURE A POSITIVE CUSTOMER EXPERIENCE, FOCUSING ON MEETING SERVICE LEVEL, CUSTOMER SATISFACTION AND INCREASING OUR RANKING IN THE JD POWER SURVEY.

•	ASSISTS THE VARIOUS SUPPORT DEPARTMENTS (TRAINING, ACD, CONTROL DESK, W3, QUALITY ASSURANCE) WITH INFORMATION AND ASSISTANCE WHEN APPROPRIATE.

•	IDENTIFY AND COMMUNICATE TRAINING TRENDS AND GAPS TO TRAINING DEPARTMENT.

•	OTHER DUTIES AS ASSIGNED

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QUALIFICATIONS:
•	EXCELLENT ORAL AND WRITTEN COMMUNICATION SKILLS.

•	STRONG PROCESS AND ANALYTIC SKILLS.

•	STRONG ORGANIZATIONAL SKILLS.

•	EXCELS IN RELATIONSHIP MANAGEMENT SKILLS.

•	A POSITIVE AND PROFESSIONAL ATTITUDE.

•	MUST HAVE DEMONSTRATED TEAM-BUILDING SKILLS AND STRONG TEAM ORIENTATION.

•	MUST POSSESS TIME MANAGEMENT AND PROBLEM SOLVING SKILLS AND ABLE TO MULTI-TASK AND PRIORITIZE.

•	MUST POSSESS A HIGH SENSE OF URGENCY, DETAIL ORIENTED AND ANALYTICAL.

•	KNOWLEDGE OF ALL MICROSOFT OFFICE APPLICATIONS.

•	KNOWLEDGE OF ALL RCN SOFTWARE APPLICATIONS AND PRODUCTS.

•	EXCEPTIONAL ATTENDANCE AND FULLY EFFECTIVE PERFORMANCE IN CURRENT POSITION.

•	MUST POSSESS THE ABILITY TO TAKE CHARGE AND MAKE DECISIONS AND TAKE INITIATIVE IN FULFILLING COMMITMENTS.

•	MUST POSSESS THE ABILITY TO MAKE DECISIONS CONFIDENTLY BASED ON ANALYSIS OF AVAILABLE INFORMATION AND IMPACT ON BUSINESS OPERATIONS.

•	MUST POSSESS THE ABILITY TO TAKE OWNERSHIP OF A PROBLEM AND MOVE TOWARD CLOSURE AND ANTICIPATE FUTURE NEEDS OR EVENTS AND WORK TO IDENTIFY ALTERNATIVE/CONTINGENCY PLANS.

•	MUST BE ABLE TO WORK FLEXIBLE HOURS, INCLUDING NIGHTS, WEEKENDS AND HOLIDAYS. SOME OVERNIGHT/INTERNATIONAL TRAVEL MAY BE REQUIRED.

•	MUST BE ABLE TO ADAPT BEHAVIOR TO SITUATIONAL DEMANDS.

•	MUST BE ABLE TO MAINTAIN THE CONFIDENCE AND TRUST OF OTHERS.

•	MUST POSSESS EXCELLENT SKILLS IN VOICE, VIDEO AND DATA PRODUCTS.

•	HS DIPLOMA REQUIRED. BS IN COMMUNICATIONS, HR OR BUSINESS ADMINISTRATION PREFERRED.

•	PREVIOUS SUPERVISORY EXPERIENCE PREFERRED.

•	MINIMUM THREE YEARS EXPERIENCE IN CALL CENTER ENVIRONMENT.

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EXHIBIT 4
SERVICE LEVEL CREDIT CALCULATION
DEFINITIONS
“ALLOCATION PERCENTAGE” OR “AP” MEANS, FOR EACH OF THE VARIOUS KPIS, THE FOLLOWING PERCENTAGES:

KPI	Pct.
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	100%
“ATTAINMENT,” WITH RESPECT TO EACH KPI, MEANS SITEL’S ACTUAL PERFORMANCE AS A PERCENTAGE OF THE APPLICABLE KPI STANDARD. THUS FOR EXAMPLE, IF THE SOW ESTABLISHES A KPI OF [***] FOR SCHEDULE ADHERENCE AND SITEL DURING A GIVEN MONTH ACTUALLY PERFORMS AT A [***] LEVEL, SITEL’S PERFORMANCE IN RESPECT OF THE KPI DURING THE APPLICABLE MONTH IS [***]. PERFORMANCE OF OVER A GIVEN MEASUREMENT PERIOD IS THE AVERAGE OF THE PERCENTAGE PERFORMANCE SCORES FOR THE THREE MONTHS INCLUDED IN THE MEASUREMENT PERIOD.
“FEES” IN RESPECT OF ANY CALENDAR MONTH MEANS THE AGGREGATE FEES PAID OR PAYABLE FOR ALL SERVICES FOR THE APPLICABLE MONTH.
“KPI” MEANS THE PERFORMANCE REQUIREMENT ESTABLISHED IN PARAGRAPH 6 OF THIS SOW.
“MEASUREMENT PERIOD” MEANS THREE CONSECUTIVE FULL CALENDAR MONTHS.
SERVICE LEVEL CREDITS. SERVICE LEVEL CREDITS WILL BE CALCULATED [***], FACILITY BY FACILITY, ON THE BASIS OF SITEL’S PERFORMANCE OVER THE PRECEDING MEASUREMENT PERIOD, IN EACH CASE BY INSERTING THE RELEVANT INFORMATION IN THE VARIABLE FIELDS OF THE ATTACHED SPREADSHEET. SERVICE LEVEL CREDIT CALCULATION FOR [***] AND [***] WILL BEGIN ON THE FIRST DAY OF THE FIRST FULL CALENDAR MONTH FOLLOWING EXECUTION OF THIS AGREEMENT BY BOTH PARTIES, AND DECEMBER 1, 2007, FOR [***].
[***].
CHANGES TO ALLOCATION PERCENTAGES. NO MORE THAN [***] IN ANY CALENDAR YEAR, RCN MAY MAKE CHANGES TO THE ALLOCATION PERCENTAGES FOR ANY KPI BY SENDING WRITTEN NOTICE TO SITEL AT LEAST [***] PRIOR TO THE DATE THAT SUCH NEW PERCENTAGES ARE TO BE EFFECTIVE. [***].
NOTIFICATION. WITHIN [***] AFTER THE END OF EACH CALENDAR MONTH, RCN SHALL NOTIFY SITEL REGARDING SERVICE LEVEL CREDITS TO WHICH RCN IS ENTITLED FOR THE PRECEDING [***] MEASUREMENT PERIOD. SUCH NOTICE SHALL DESCRIBE THE KPI FAILURES AND SHOW IN REASONABLE DETAIL THE MANNER IN WHICH THE SERVICE LEVEL CREDITS WERE CALCULATED.
PAYMENT. ALL SERVICE LEVEL CREDITS SHALL BE REFLECTED ON THE NEXT MONTHLY INVOICE.
 *** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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Exhibit 5
Privacy Restricted Data
Without limiting the parties rights and responsibilities under the Agreement or this SOW, the following provisions shall apply to the SOW:
(i)	“Privacy Restricted Data” means any information Sitel receives or derives in any manner from any source in connection with carrying out its obligations under this Agreement that (i) may be used to identify any person or entity or (ii) identifies characteristics (such as qualities, likes, dislikes, propensities, or tendencies) of any person or entity. By way of example, Privacy Restricted Data includes, without limitation, names, addresses, telephone numbers, electronic or e-mail addresses, social security numbers, credit card numbers, customer proprietary network information (as defined under 47 U.S.C. § 222 and its implementing regulations), account information, credit information, and demographic information. The phrase “any person or entity” includes, without limitation, prospective, former and existing Client subscribers or Client employees, contractors, agents, representatives or suppliers.

(ii)	Ownership and Use of Privacy Restricted Data. All Privacy Restricted Data is and will remain the exclusive property of Client. Client hereby appoints Sitel as Client’s agent for the sole and limited purpose of accessing, using, and collecting Privacy Restricted Data, in each case in strict accordance with the terms of this Agreement and in each case only to the extent strictly necessary to perform its obligations under this Agreement, or as otherwise required by law. Sitel shall not otherwise modify the Privacy Restricted Data, merge it with other data, commercially exploit it, disclose it or do any other thing that may in any manner adversely affect the integrity, security or confidentiality of such data, other than as expressly specified in this Agreement or as Client directs in writing. Client makes no representation or warranty as to the accuracy or completeness of the Privacy Restricted Data, and Sitel agrees that Client, its employees and agents will have no liability to Sitel resulting from any use of the Privacy Restricted Data.

(iii)	Compliance. To the extent Sitel has access to Privacy Restricted Data, Sitel represents that its collection, access, use and disclosure of such Privacy Restricted Data will comply with all applicable federal, state and local laws, rules and regulations as they may be amended from time to time (the “Privacy Laws”). Without limiting the foregoing or any other provision of the SOW, Sitel represents that it (A) is familiar with the FCC’s Customer Proprietary Network Information rules and regulations implementing 47 U.S.C. § 222 (the “CPNI Law”), and (B) will commit no act or omission that would place Client in violation of the CPNI Law or any other Privacy Law.

(iv)	Disclosure of Privacy Restricted Data. Sitel shall establish, maintain and comply with such security procedures as may be required to protect Privacy Restricted Data from unauthorized use or disclosure. Except in response to a valid court order or otherwise to the extent legally required in response to a request from a law enforcement agency, Sitel will not disclose any Privacy Restricted Data to any third party. If Sitel is legally required to disclose any Privacy Restricted Data pursuant a valid governmental or law enforcement request, it will promptly work with its third party provider to notify Client to permit Client to seek a protective order or to take other appropriate action to prevent or limit such disclosure. Sitel agrees to cooperate with Client’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be afforded to the Privacy Restricted Data in question. If, in the written opinion of its counsel addressed to Client, Sitel is compelled as a matter of law to disclose the Privacy Restricted Data in the absence of a protective order, it will disclose to the party compelling the disclosure only the part of the Privacy Restricted Data that is required by law to be disclosed, and Sitel will use its reasonable commercial efforts to obtain confidential treatment for all disclosed information.

(v)	Notification. Upon discovery by Sitel, Sitel will notify Client as soon as reasonably practicable of any actual breaches of security, and any information suggesting that a breach of security may have occurred, in each case that that may have resulted in the unauthorized collection, access, use or disclosure of Privacy Restricted Data.

(vi)	Indemnification/Remedies. Sitel agrees to indemnify, defend and hold harmless Client, including its parent, subsidiaries and affiliates, and each of their respective officers, directors and employees, from and against any claims, losses, liabilities, costs or expenses (including reasonable attorney’s fees) arising out of or relating to Sitel’s performance of its obligations under this Exhibit 5.

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